UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 1, 2005

DiamondRock Hospitality Company

(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Suite 300

Bethesda, MD 20817

(Address of Principal Executive Offices) (Zip Code)

(301) 380-7100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  Entry into Material Definitive Agreements.

Deferred Stock Unit Awards

As previously disclosed in connection with the initial public offering of DiamondRock Hospitality Company (the “Company”), the Company’s board of directors and its compensation committee authorized the Company to grant equity compensation awards to the Company’s executive officers upon the completion of the initial public offering. These grants have been made, effective June 1, 2005, in the form of deferred stock unit awards under the Company’s 2004 Stock Option and Incentive Plan. The amounts of deferred stock units granted to the Company’s executive officers are as follows: William W. McCarten, Chairman of the Board and Chief Executive Officer – 112,500 deferred stock units; John L. Williams, President and Chief Operating Officer – 105,000 deferred stock units; Mark W. Brugger, Chief Financial Officer and Treasurer – 82,500 deferred stock units; Michael D. Schecter, General Counsel and Secretary – 57,500 deferred stock units and Sean M. Mahoney, Chief Accounting Officer and Corporate Controller – 25,000 deferred stock units.

The deferred stock unit awards are fully vested and represent the promise of the Company to issue a number of shares of the Company’s common stock to each executive officer upon the earlier of (i) a sale event and (ii) five years after the date of grant (the “Deferral Period”). However, if an executive’s service with the Company is terminated for “cause” prior to the expiration of the Deferral Period, all deferred stock unit awards will be forfeited. In addition, upon the payment of any dividends by the Company, it will credit holders of deferred stock units with additional deferred stock units equal to the fair market value of the Company’s common stock in lieu of paying dividends; however such holders do not have the rights of a stockholder, including voting rights. The deferred stock units are evidenced by a deferred stock unit agreement and are subject to and conditioned upon all of the terms and conditions of the Company’s 2004 Stock Option and Incentive Plan.

The deferred stock unit agreements are filed as Exhibits 10.1 through 10.5 to this Current Report on Form 8-K and are incorporated herein by reference. The above summary is qualified in its entirety by reference thereto.

ITEM 7.01.  Regulation FD Disclosure

Agreement to Acquire Oak Brook Hills Resort & Conference Center

On July 25, 2005, the Company issued a press release announcing that it had entered into an agreement to acquire, through its operating partnership, DiamondRock Hospitality Limited Partnership, the Oak Brook Hills Resort & Conference Center located in Oak Brook, Illinois, a suburb of Chicago, Illinois. A copy of the press release is furnished herewith as Exhibit 99.1.

Acquisition of Buckhead SpringHill Suites by Marriott

On July 25, 2005, the Company announced the acquisition of Buckhead SpringHill Suites by Marriott located in the Buckhead area of Atlanta. A copy of the press release is furnished herewith as Exhibit 99.2.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits.

See Index to Exhibits attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: July 26, 2005	By:	/s/ Michael D. Schecter
Michael D. Schecter
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Deferred Stock Award Agreement with William W. McCarten

10.2	Deferred Stock Award Agreement with John L. Williams

10.3	Deferred Stock Award Agreement with Mark W. Brugger

10.4	Deferred Stock Award Agreement with Michael D. Schecter

10.5	Deferred Stock Award Agreement with Sean M. Mahoney

99.1	Press Release – Oak Brook Hills Resort & Conference Center

99.2	Press Release – Buckhead SpringHill Suites by Marriott